UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
December 14, 2006
Date of Report (Date of earliest event reported)

Plains All American Pipeline, L.P.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-14569 (Commission File Number)	76-0582150 (IRS Employer Identification No.)
333 Clay Street, Suite 1600, Houston, Texas 77002
(Address of principal executive offices) (Zip Code)
713-646-4100
(Registrant’s telephone number, including area code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
     On December 14, 2006, Plains All American Pipeline, L.P. (the “Partnership”) issued a press release announcing that it has extended to 5:00 p.m., Eastern Time, on December 20, 2006, its offer to exchange all of its outstanding 6.70% Senior Notes due 2036 for its 6.70% Senior Notes due 2036 that have been registered under the Securities Act of 1933, as amended. The Partnership is filing a copy of the press release as Exhibit 99.1 hereto.
Item 9.01. Exhibits.
          (d) Exhibits.
               99.1 Press Release of Plains All American Pipeline, L.P. dated December 14, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 14, 2006	PLAINS ALL AMERICAN PIPELINE, L.P.
	By:	Plains AAP, L.P., its general partner

	By:	Plains All American GP LLC, its general
partner

	By:	/s/ Tim Moore
		Name:	Tim Moore
		Title:	Vice President

Exhibit Index

Exhibits
99.1 Press Release of Plains All American Pipeline, L.P. dated December 14, 2006.

4